UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 17, 2013

Allied World Assurance Company Holdings, AG
__________________________________________
(Exact name of registrant as specified in its charter)

Switzerland	001-32938	98-0681223
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Lindenstrasse 8, Baar/Zug, Switzerland		6340
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	+41-41-768-1080

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07. Submission of Matters to a Vote of Security Holders.

Allied World Assurance Company Holdings, AG (the “Company”) held an Extraordinary General Meeting of Shareholders on October 17, 2013. The Company’s shareholders considered the following proposal, which is described in greater detail in the Company’s definitive proxy statement dated September 17, 2013.

Proposal 1 Election of Director

The Company’s shareholders elected the nominee listed below as a Class I Director to serve until the Company’s Annual Shareholder Meeting in 2014:

	For	Against	Abstain
Eric S. Schwartz	25,850,274	88,255	112,371

Item 8.01. Other Events.

On October 17, 2013, the Company issued a press release announcing Mr. Schwartz’s election to its Board of Directors.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
99.1	Press release, dated October 17, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allied World Assurance Company Holdings, AG

October 17, 2013	By:	/s/ Wesley D. Dupont

Name: Wesley D. Dupont
Title: Executive Vice President & General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press release, dated October 17, 2013